UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

AMAIZE BEVERAGE CORPORATION
(exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-59114	33-0730042
(Commission File Number)	(IRS Employer Identification Number)

5042 Wilshire Blvd., #34708, Los Angeles, CA 90036

(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 287-3164

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On November 10, 2015, Amaize Beverage Corporation, a Nevada corporation, formerly SnackHealthy, Inc. (the "Registrant" or the "Company"), received a notice from its independent registered public accounting firm, Cutler & Co., LLC.("Cutler") , that Cutler decided to merge its SEC auditing practice with the auditing firm, Pritchett, Siler & Hardy P.C..

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	Effective as of November10, 2015, Cutler resigned as the Company's current independent registered public accounting firm.

ii.	The Company's Board of Directors accepted such resignation on November 10, 2015.

iii.

Cutler's audit reports on the financial statements of the Company for the years ended June 30, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company's ability to continue as a going concern.

iv.

Since January 21, 2014, the date the Company engaged Cutler as the Company's independent registered public accounting firm in connection with Cutler's audits of the Company's annual financial statements as of and for the fiscal years ended June 30, 2015 and 2014, respectively, and Cutler's reviews of the Company's quarterly interim unaudited financial information from December 31, 2013 through March 31, 2015 (last quarterly period under review by Cutler on Form 10-Q filed by the Company on May 15, 2015 prior to Cutler's effective date of resignation) through the date of resignation as of November 10, 2015, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Cutler to make reference in connection with Cutler's opinion to the subject matter of the disagreement.

v.

In connection with the audited financial statements of the Company for the years ended June 30, 2015 and 2014, and quarterly interim unaudited financial information from December 31, 2013 through March 31, 2015 and through the date of Cutler's effective date of resignation as of November11, 2015, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.

The Company provided Cutler with a copy of this Current Report on Form 8-K and requested that Cutler furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Cutler, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

b)	Engagement of New Independent Registered Public Accounting Firm.

On November 10, 2015, the Company retained Pritchett, Siler & Hardy P.C. ("PS & H") as the Company's new independent registered public accounting firm. This engagement was approved by the Board of Directors. During the years ended June 30, 2014 and 2015 and any subsequent interim period through the date hereof, the Registrant has not consulted with PS & H regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Cutler & Co., LLC., dated November 17, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAIZE BEVERAGE CORPORATION

Dated: November 17, 2015	By:	/s/ Richard Damion
Richard Damion
CEO